UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2020

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund. The remaining series of the Registrant have a fiscal year end other than July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2020

MFS® Emerging Markets Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

EMD-ANN

MFS® Emerging Markets Debt Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains, including over whether there will be a second wave of cases later this year, as many countries continue to experience COVID-19 flare-ups.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the

United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and these alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

September 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Sovereign Emerging Markets	48.3%
Other Government Entity-Emerging Markets Quasi Government	23.6%
Emerging Markets Corporate Bonds	20.2%
Government Securities Hedge (t)	0.9%
Developed Markets Corporate Bonds	0.8%
Sovereign Developed Markets	0.4%
Supranational	0.3%

Composition including fixed income credit quality (a)(i)
AA	6.8%
A	6.8%
BBB	35.3%
BB	22.8%
B	19.1%
CCC	0.8%
CC	0.3%
C	0.0%
D	1.6%
U.S. Government	1.0%
Not Rated (o)	0.0%
Non-Fixed Income	0.1%
Cash & Cash Equivalents	5.1%
Other	0.3%

Portfolio facts (i)
Average Duration (d)	7.1
Average Effective Maturity (m)	10.9 yrs.

Non-U.S. issuer country weightings (i)(x)
Indonesia	8.6%
Mexico	6.9%
Russia	4.9%
China	4.8%
Qatar	4.2%
Peru	3.8%
Turkey	3.7%
Ukraine	3.6%
United Arab Emirates	3.6%
Other Countries	46.6%

Portfolio Composition – continued

Non-U.S. currency exposure weightings (i)(y)
Czech Koruna	0.7%
Mexican Peso	0.3%
Uruguay Peso	0.3%
South African Rand	0.3%
South Korean Won	0.3%
Colombian Peso	0.1%
Russian Ruble (o)	(0.0)%
Euro	(1.5)%

Emerging market local currency bond weights by country (i)
Uruguay	0.3%
Russia	0.2%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds futures contracts and U.S. Treasury securities with a bond equivalent exposure of 0.9%.

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. United States issuer country exposure is 10.0% and includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of the portfolio’s net assets. United States Dollar currency exposure is 99.9% and includes Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of July 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2020, Class A shares of the MFS Emerging Markets Debt Fund (fund) provided a total return of 3.77%, at net asset value. This compares with a return of 4.08% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, while shale oil producers in the United States also decreased production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, ease volatility and stimulate a market rebound through the end of the period. Monetary easing measures were complemented by large fiscal stimulus initiatives in developed countries. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchase and cut dividends, while some firms have been forced to recapitalize.

Factors Affecting Performance

The fund’s modestly shorter duration (d) stance weighed on returns relative to the JPMorgan Emerging Markets Bond Index Global as interest rates generally decreased throughout the reporting period. Security selection within Brazilian bonds also dampened relative performance.

Conversely, the fund’s lack of exposure to Lebanese-issued bonds, its out-of-benchmark exposure to bonds issued in the United States, and its lesser-than-benchmark exposure to Ecuadorian-issued bonds contributed to relative performance.

Management Review – continued

A greater relative exposure to bonds in India also strengthened relative returns. Favorable bond selection within Mexican, Ukrainian and Malaysian bonds further supported relative results.

Respectfully,

Portfolio Manager(s)

Neeraj Arora, Ward Brown, and Matt Ryan

Note to Shareholders: Effective September 1, 2019, Neeraj Arora was added as a Portfolio Manager of the Fund.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 7/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	3/17/98	3.77%	4.99%	5.04%
B	5/31/02	2.99%	4.21%	4.26%
C	5/31/02	2.99%	4.20%	4.26%
I	3/17/98	3.95%	5.23%	5.29%
R1	12/01/08	2.92%	4.20%	4.25%
R2	12/01/08	3.51%	4.72%	4.77%
R3	12/01/08	3.76%	4.98%	5.04%
R4	12/01/08	4.02%	5.24%	5.30%
R6	5/01/06	4.13%	5.34%	5.36%

Comparative benchmark(s)
JPMorgan Emerging Markets Bond Index Global (f)		4.08%	5.80%	5.77%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(0.64)%	4.09%	4.58%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.99)%	3.87%	4.26%
C With CDSC (1% for 12 months) (v)		2.00%	4.20%	4.26%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2020 through July 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2020 through July 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/20	Ending Account Value 7/31/20	Expenses Paid During Period (p) 2/01/20-7/31/20
A	Actual	1.08%	$1,000.00	$1,000.90	$5.37
	Hypothetical (h)	1.08%	$1,000.00	$1,019.49	$5.42
B	Actual	1.83%	$1,000.00	$997.13	$9.09
	Hypothetical (h)	1.83%	$1,000.00	$1,015.76	$9.17
C	Actual	1.83%	$1,000.00	$996.45	$9.08
	Hypothetical (h)	1.83%	$1,000.00	$1,015.76	$9.17
I	Actual	0.83%	$1,000.00	$1,001.34	$4.13
	Hypothetical (h)	0.83%	$1,000.00	$1,020.74	$4.17
R1	Actual	1.84%	$1,000.00	$996.46	$9.13
	Hypothetical (h)	1.84%	$1,000.00	$1,015.71	$9.22
R2	Actual	1.34%	$1,000.00	$998.97	$6.66
	Hypothetical (h)	1.34%	$1,000.00	$1,018.20	$6.72
R3	Actual	1.08%	$1,000.00	$1,000.15	$5.37
	Hypothetical (h)	1.08%	$1,000.00	$1,019.49	$5.42
R4	Actual	0.83%	$1,000.00	$1,001.40	$4.13
	Hypothetical (h)	0.83%	$1,000.00	$1,020.74	$4.17
R6	Actual	0.72%	$1,000.00	$1,002.63	$3.59
	Hypothetical (h)	0.72%	$1,000.00	$1,021.28	$3.62

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

7/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Issuer	Shares/Par	Value ($)
Bonds - 93.8%
Angola - 0.3%
Republic of Angola, 9.5%, 11/12/2025	$6,890,000	$6,269,280
Republic of Angola, 8%, 11/26/2029 (n)	2,988,000	2,487,510
Republic of Angola, 8%, 11/26/2029	4,771,000	3,971,857
Republic of Angola, 9.375%, 5/08/2048	6,353,000	5,202,154
Republic of Angola, 9.125%, 11/26/2049 (n)	1,591,000	1,300,579
Republic of Angola, 9.125%, 11/26/2049	2,900,000	2,370,634

		$21,602,014
Argentina - 1.3%
Province of Cordoba, 7.45%, 9/01/2024 (n)	$4,502,000	$2,918,647
Province of Cordoba, 7.45%, 9/01/2024	7,191,000	4,661,925
Province of Santa Fe, 7%, 3/23/2023 (n)	12,978,000	8,954,950
Province of Santa Fe, 7%, 3/23/2023	300,000	207,003
Republic of Argentina, 6.875%, 1/26/2027 (a)	35,305,000	14,916,362
Republic of Argentina, 5.875%, 1/11/2028 (a)	59,739,000	25,090,380
Republic of Argentina, 7.125%, 7/06/2036 (a)	30,704,000	13,049,200
Republic of Argentina, 3.75%, 12/31/2038 (a)	28,998,000	12,092,166
Stoneway Capital Corp., 10%, 3/01/2027 (a)(d)(z)	13,021,613	4,232,024

		$86,122,657
Armenia - 0.2%
Republic of Armenia, 7.15%, 3/26/2025	$8,482,000	$9,642,507

Azerbaijan - 1.4%
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026 (n)	$23,550,000	$27,708,930
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026	29,419,000	34,614,395
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030	22,373,000	26,858,339

		$89,181,664

Bahamas - 0.2%
Commonwealth of Bahamas, 6%, 11/21/2028	$13,304,000	$11,840,560

Belarus - 0.2%
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022 (n)	$2,469,000	$2,486,283
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022	8,253,000	8,310,771

		$10,797,054

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Bermuda - 0.3%
Government of Bermuda, 4.75%, 2/15/2029 (n)	$17,592,000	$20,696,988
Government of Bermuda, 4.75%, 2/15/2029	300,000	352,950

		$21,049,938
Brazil - 2.9%
Aegea Finance S.à r.l., 5.75%, 10/10/2024 (n)	$1,080,000	$1,117,487
Aegea Finance S.à r.l., 5.75%, 10/10/2024	17,006,000	17,596,278
Banco BTG Pactual S.A. (Cayman Islands), 4.5%, 1/10/2025 (n)	5,982,000	5,979,009
BRF S.A., 4.875%, 1/24/2030 (n)	3,821,000	3,819,854
BRF S.A., 4.875%, 1/24/2030	6,876,000	6,873,937
CEMIG Geracao e Transmissao S.A. (Federative Republic of Brazil), 9.25%, 12/05/2024 (n)	5,321,000	5,972,876
Centrais Eletricas Brasileiras S.A., 3.625%, 2/04/2025 (n)	9,365,000	9,308,342
Centrais Eletricas Brasileiras S.A., 4.625%, 2/04/2030 (n)	9,529,000	9,624,290
Cosan Ltd., 5.5%, 9/20/2029 (n)	7,004,000	7,231,630
Federative Republic of Brazil, 4.5%, 5/30/2029	8,731,000	9,390,278
Globo Comunicacoes e Participacoes S.A., 4.875%, 1/22/2030 (n)	5,826,000	5,753,175
Marb Bondco PLC, 7%, 3/15/2024	7,371,000	7,669,599
Marb Bondco PLC, 6.875%, 1/19/2025	7,326,000	7,655,670
MV24 Capital B.V., 6.748%, 6/01/2034 (n)	4,602,661	4,591,200
MV24 Capital B.V., 6.748%, 6/01/2034	10,178,511	10,153,167
Petrobras Global Finance B.V. (Federative Republic of Brazil), 6.9%, 3/19/2049	5,471,000	6,089,223
Petrobras International Finance Co. (Federative Republic of Brazil), 6.75%, 1/27/2041	5,160,000	5,637,300
Rede D’Or Finance S.à r.l., 4.95%, 1/17/2028	4,804,000	4,678,471
Rede D’Or Finance S.à r.l., 4.5%, 1/22/2030 (n)	11,640,000	10,432,350
Rumo Luxembourg S.à r.l., 5.875%, 1/18/2025	16,968,000	17,812,837
Rumo Luxembourg S.à r.l., 5.25%, 1/10/2028 (n)	10,299,000	10,693,451
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	15,288,000	15,440,880

		$183,521,304
Chile - 3.2%
AES Gener S.A., 6.35% to 4/7/2025, FLR (CMT - 5yr. + 4.917%) to 4/7/2030, FLR (CMT - 5yr. + 5.167%) to 4/7/2045,
FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)	$14,693,000	$14,413,098
AES Gener S.A., 6.35% to 4/7/2025, FLR (CMT - 5yr. + 4.917%) to 4/7/2030, FLR (CMT - 5yr. + 5.167%), to 4/7/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079	2,319,000	2,274,823
Banco del Estado de Chile, 2.668%, 1/08/2021 (n)	10,345,000	10,386,157
Banco del Estado de Chile, 3.875%, 2/08/2022	5,423,000	5,625,513
Banco del Estado de Chile, 2.704%, 1/09/2025 (n)	15,334,000	15,890,011

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chile - continued
Banco del Estado de Chile, 2.704%, 1/09/2025	$6,798,000	$7,044,495
Colbun S.A., 3.15%, 3/06/2030 (n)	9,055,000	9,349,287
E.CL S.A., 4.5%, 1/29/2025	9,898,000	10,869,096
Empresa Nacional del Petroleo (Republic of Chile), 4.375%, 10/30/2024	11,468,000	12,412,338
Empresa Nacional del Petroleo (Republic of Chile), 4.375%, 10/30/2024 (n)	3,235,000	3,501,388
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026 (n)	8,346,000	8,826,654
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026	7,810,000	8,259,785
Empresa Nacional del Petroleo (Republic of Chile), 5.25%, 11/06/2029 (n)	9,183,000	10,513,207
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)	3,831,000	4,206,861
ENGIE Energía Chile S.A., 3.4%, 1/28/2030 (n)	16,682,000	17,791,353
Transelec S.A., 4.625%, 7/26/2023 (n)	9,896,000	10,551,709
Transelec S.A., 4.25%, 1/14/2025 (n)	2,729,000	2,933,675
Transelec S.A., 4.25%, 1/14/2025	8,886,000	9,552,450
Transelec S.A., 3.875%, 1/12/2029 (n)	3,436,000	3,647,314
Transelec S.A., 3.875%, 1/12/2029	8,480,000	9,001,520
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028 (n)	7,581,000	8,054,813
VTR Finance N.V., 6.375%, 7/15/2028 (n)	15,439,000	16,450,563

		$201,556,110
China - 4.8%
Avi Funding Co. Ltd. (People’s Republic of China), 3.8%, 9/16/2025 (n)	$8,408,000	$9,387,274
Baidu, Inc., 3.075%, 4/07/2025	5,570,000	5,946,811
Bank of China, 5%, 11/13/2024	11,694,000	13,112,133
CCBL (Cayman) 1 Corp. Ltd., 3.5%, 5/16/2024	13,695,000	14,507,031
CDBL Funding 1 Co. (People’s Republic of China), 4.25%, 12/02/2024	7,213,000	7,922,326
China Construction Bank Corp., 4.25% to 2/27/2024, FLR (CMT - 5yr. + 1.88%) to 2/27/2029	14,811,000	15,976,983
China Development Bank, 2.125%, 6/01/2021	1,020,000	1,028,854
China Development Bank (Hong Kong), FLR, 1.017% (LIBOR -3mo. + 0.7%), 3/06/2022	3,688,000	3,691,245
China Southern Power Grid Co. Ltd., 3.5%, 5/08/2027	12,481,000	13,837,366
China Southern Power Grid Co. Ltd., 4.25%, 9/18/2028	6,151,000	7,291,864
CNPC General Capital Ltd. (People’s Republic of China), 3.95%, 4/19/2022 (n)	5,681,000	5,957,145
Industrial and Commercial Bank of China, 4.875%, 9/21/2025	14,020,000	15,995,558
JD.com, Inc., 3.375%, 1/14/2030	9,532,000	10,550,464

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
China - continued
Prosus N.V., 3.68%, 1/21/2030 (n)	$12,833,000	$13,748,980
Prosus N.V., 3.68%, 1/21/2030	6,209,000	6,652,179
Prosus N.V., 4.027%, 8/03/2050 (n)	12,332,000	12,840,955
Sinopec Capital (2013) Ltd. (People’s Republic of China), 3.125%, 4/24/2023	3,974,000	4,172,792
Sinopec Group Overseas Development (2012) Ltd. (People’s Republic of China), 3.9%, 5/17/2022 (n)	5,953,000	6,245,462
Sinopec Group Overseas Development (2017) Ltd. (People’s Republic of China), 2.5%, 9/13/2022 (n)	12,030,000	12,337,651
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 3.5%, 5/04/2027 (n)	1,712,000	1,916,054
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 3.5%, 5/04/2027	54,642,000	61,154,790
Tencent Holdings Ltd., 3.595%, 1/19/2028	9,000,000	10,140,154
Tencent Holdings Ltd., 2.39%, 6/03/2030 (n)	24,517,000	25,480,051
Weibo Corp., 3.5%, 7/05/2024	9,444,000	9,960,589
Weibo Corp., 3.375%, 7/08/2030	17,483,000	18,253,101

		$308,107,812
Colombia - 3.3%
AI Candelaria Spain SLU, 7.5%, 12/15/2028 (n)	$14,528,000	$15,472,320
AI Candelaria Spain SLU, 7.5%, 12/15/2028	8,644,000	9,205,860
Ecopetrol S.A., 6.875%, 4/29/2030	29,023,000	34,972,715
Ecopetrol S.A., 7.375%, 9/18/2043	1,110,000	1,437,450
Empresas Publicas de Medellin E.S.P., 4.25%, 7/18/2029	2,238,000	2,279,403
Empresas Publicas de Medellin E.S.P., 4.375%, 2/15/2031 (n)	16,433,000	16,802,742
GeoPark Ltd., 5.5%, 1/17/2027	1,867,000	1,633,644
Grupo Aval Ltd., 4.375%, 2/04/2030 (n)	12,970,000	12,431,745
Millicom International Cellular S.A., 6%, 3/15/2025	6,042,000	6,238,365
Millicom International Cellular S.A., 6.625%, 10/15/2026	8,959,000	9,765,310
Millicom International Cellular S.A., 5.125%, 1/15/2028	7,161,000	7,493,127
Promigas S.A. ESP/Gases del Pacifico SAC, 3.75%, 10/16/2029 (n)	13,106,000	12,807,183
Republic of Colombia, 4%, 2/26/2024	5,378,000	5,734,293
Republic of Colombia, 4.5%, 1/28/2026	30,135,000	33,487,519
Republic of Colombia, 3%, 1/30/2030	7,315,000	7,530,792
Republic of Colombia, 3.125%, 4/15/2031	14,596,000	15,114,304
Termocandelaria Power Ltd., 7.875%, 1/30/2029 (n)	20,799,000	21,865,157

		$214,271,929
Costa Rica - 0.1%
Republic of Costa Rica, 7%, 4/04/2044	$4,575,000	$4,067,175
Republic of Costa Rica, 7.158%, 3/12/2045	3,088,000	2,752,952

		$6,820,127

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cote d’Ivoire - 1.0%
Republic of Cote d’Ivoire, 6.375%, 3/03/2028		$8,770,000	$8,933,999
Republic of Cote d’Ivoire, 5.25%, 3/22/2030	EUR	14,407,000	15,660,594
Republic of Cote d’Ivoire, 5.75%, 12/31/2032		$9,379,830	9,063,730
Republic of Cote d’Ivoire, 6.125%, 6/15/2033		11,724,000	11,430,900
Republic of Cote d’Ivoire, 6.875%, 10/17/2040 (n)	EUR	14,176,000	15,492,820

			$60,582,043
Croatia - 0.4%
Republic of Croatia, 6.375%, 3/24/2021		$7,600,000	$7,866,000
Republic of Croatia, 5.5%, 4/04/2023 (n)		2,972,000	3,303,378
Republic of Croatia, 5.5%, 4/04/2023		14,839,000	16,493,549

			$27,662,927
Dominican Republic - 1.6%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029 (n)		$827,000	$725,693
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029		10,265,000	9,007,537
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		14,279,000	14,279,143
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023 (n)		7,699,000	7,699,077
Dominican Republic, 5.95%, 1/25/2027		4,400,000	4,668,400
Dominican Republic, 6%, 7/19/2028		7,054,000	7,494,875
Dominican Republic, 4.5%, 1/30/2030 (n)		15,236,000	14,756,066
Dominican Republic, 6.5%, 2/15/2048 (n)		6,855,000	6,981,817
Dominican Republic, 6.5%, 2/15/2048		5,762,000	5,868,597
Dominican Republic, 6.4%, 6/05/2049		12,141,000	12,262,410
Dominican Republic, 5.875%, 1/30/2060 (n)		8,742,000	8,348,610
Dominican Republic, 5.875%, 1/30/2060		13,827,000	13,204,785

			$105,297,010
Ecuador - 0.6%
Petroamazonas (Republic of Ecuador), 4.625%, 12/06/2021 (a)(z)		$2,522,333	$1,954,808
Republic of Ecuador, 8.875%, 10/23/2027 (a)(n)		586,000	297,395
Republic of Ecuador, 8.875%, 10/23/2027 (a)		15,818,000	8,027,635
Republic of Ecuador, 7.875%, 1/23/2028 (a)		50,364,000	25,182,000
Republic of Ecuador, 10.75%, 1/31/2029 (a)		3,048,000	1,565,910
Republic of Ecuador, 9.5%, 3/27/2030 (a)(n)		4,119,000	2,131,583
Republic of Ecuador, 9.5%, 3/27/2030 (a)		2,308,000	1,194,390

			$40,353,721

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Egypt - 2.7%
Arab Republic of Egypt, 5.577%, 2/21/2023 (n)		$13,424,000	$13,794,771
Arab Republic of Egypt, 7.5%, 1/31/2027		5,834,000	6,095,620
Arab Republic of Egypt, 6.588%, 2/21/2028 (n)		13,593,000	13,406,096
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		14,496,000	14,775,396
Arab Republic of Egypt, 7.6%, 3/01/2029		7,252,000	7,391,775
Arab Republic of Egypt, 6.375%, 4/11/2031 (n)	EUR	13,212,000	14,402,234
Arab Republic of Egypt, 6.375%, 4/11/2031		400,000	436,035
Arab Republic of Egypt, 7.052%, 1/15/2032 (n)		$15,616,000	14,770,862
Arab Republic of Egypt, 7.052%, 1/15/2032		3,388,000	3,204,641
Arab Republic of Egypt, 7.625%, 5/29/2032 (n)		20,981,000	20,513,124
Arab Republic of Egypt, 8.5%, 1/31/2047 (n)		9,405,000	9,276,151
Arab Republic of Egypt, 8.5%, 1/31/2047		28,893,000	28,497,166
Arab Republic of Egypt, 8.7%, 3/01/2049 (n)		11,028,000	10,908,280
Arab Republic of Egypt, 8.875%, 5/29/2050 (n)		17,802,000	17,798,440

			$175,270,591
El Salvador - 0.2%
Republic of El Salvador, 7.124%, 1/20/2050 (n)		$4,515,000	$3,742,935
Republic of El Salvador, 7.124%, 1/20/2050		13,584,000	11,261,136

			$15,004,071
Gabon - 0.1%
Gabonese Republic, 6.625%, 2/06/2031 (n)		$9,548,000	$9,062,069

Ghana - 0.4%
Republic of Ghana, 10.75%, 10/14/2030		$4,294,000	$5,135,066
Republic of Ghana, 7.875%, 2/11/2035 (n)		19,473,000	17,241,394
Republic of Ghana, 7.875%, 2/11/2035		600,000	531,240

			$22,907,700
Guatemala - 1.9%
Central American Bottling Corp., 5.75%, 1/31/2027		$1,500,000	$1,571,250
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		26,687,000	27,954,632
Comcel Trust, 6.875%, 2/06/2024 (n)		5,755,000	5,898,933
Energuate Trust, 5.875%, 5/03/2027 (n)		10,965,000	11,074,760
Energuate Trust, 5.875%, 5/03/2027		9,050,000	9,140,590
Republic of Guatemala, 4.875%, 2/13/2028		2,670,000	2,966,370
Republic of Guatemala, 4.9%, 6/01/2030 (n)		10,066,000	11,248,755
Republic of Guatemala, 4.9%, 6/01/2030		23,470,000	26,227,725
Republic of Guatemala, 5.375%, 4/24/2032 (n)		8,775,000	10,047,375
Republic of Guatemala, 6.125%, 6/01/2050 (n)		13,052,000	15,897,336

			$122,027,726

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Honduras - 0.1%
Government of Honduras, 5.625%, 6/24/2030 (n)		$4,644,000	$4,887,810

Hungary - 0.9%
Hungarian Development Bank, 6.25%, 10/21/2020		$16,972,000	$17,169,894
Hungarian Development Bank, 6.25%, 10/21/2020 (n)		6,785,000	6,864,113
Republic of Hungary, 5.375%, 2/21/2023		13,132,000	14,513,486
Republic of Hungary, 1.625%, 4/28/2032	EUR	5,427,000	6,731,630
Republic of Hungary, 1.75%, 6/05/2035		10,821,000	13,368,001

			$58,647,124
India - 2.1%
Adani Green Energy (UP) Ltd./Prayatna Developers Private
Ltd., 6.25%, 12/10/2024 (n)		$22,766,000	$23,983,981
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)		12,987,735	12,673,100
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)		12,592,000	12,822,937
Azure Power Energy Ltd., 5.5%, 11/03/2022		8,058,000	8,205,784
Delhi International Airport Ltd., 6.45%, 6/04/2029 (n)		5,539,000	5,439,298
Export-Import Bank of India, 3.375%, 8/05/2026		3,563,000	3,761,744
GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024 (n)		6,000,000	5,818,704
Muthoot Finance Ltd., 6.125%, 10/31/2022 (n)		5,391,000	5,509,602
Muthoot Finance Ltd., 4.4%, 9/02/2023 (n)		15,208,000	14,923,215
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030 (n)		9,424,000	9,265,900
ReNew Power Private Ltd., 5.875%, 3/05/2027 (n)		13,088,000	13,066,812
ReNew Power Private Ltd., 5.875%, 3/05/2027		700,000	698,867
Shriram Transport Finance Co. Ltd., 5.1%, 7/16/2023 (n)		8,186,000	7,624,292
State Bank of India (London), 3.25%, 1/24/2022		12,148,000	12,355,052

			$136,149,288
Indonesia - 8.5%
Bank Mandiri, 3.75%, 4/11/2024		$2,545,000	$2,675,561
Bank Mandiri, 4.75%, 5/13/2025		14,868,000	16,305,952
Listrindo Capital B.V., 4.95%, 9/14/2026 (n)		4,717,000	4,870,303
Listrindo Capital B.V., 4.95%, 9/14/2026		5,698,000	5,883,185
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)		6,204,000	5,651,296
Perusahaan Penerbit SBSN Indonesia III, 2.3%, 6/23/2025 (n)		10,355,000	10,639,763
Perusahaan Penerbit SBSN Indonesia III, 2.8%, 6/23/2030 (n)		16,404,000	17,121,675
PT Indonesia Asahan Aluminium (Persero), 4.75%, 5/15/2025 (n)		7,815,000	8,587,042
PT Indonesia Asahan Aluminium (Persero), 5.45%, 5/15/2030 (n)		28,504,000	33,676,208
PT Indonesia Asahan Aluminium (Persero), 5.8%, 5/15/2050 (n)		10,351,000	12,737,587

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Indonesia - continued
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029	$8,332,000	$8,916,039
PT Pertamina (Persero) (Republic of Indonesia), 4.15%, 2/25/2060 (n)	16,676,000	17,645,614
PT Perusahaan Listrik Negara (Republic of Indonesia), 4.875%, 7/17/2049 (n)	3,853,000	4,473,333
Republic of Indonesia, 3.375%, 4/15/2023	30,254,000	31,790,627
Republic of Indonesia, 5.375%, 10/17/2023 (n)	10,156,000	11,407,727
Republic of Indonesia, 5.875%, 1/15/2024 (n)	868,000	997,323
Republic of Indonesia, 5.875%, 1/15/2024	23,767,000	27,308,045
Republic of Indonesia, 4.45%, 2/11/2024	12,824,000	14,163,723
Republic of Indonesia, 4.125%, 1/15/2025	37,315,000	41,531,222
Republic of Indonesia, 4.125%, 1/15/2025 (n)	5,055,000	5,626,164
Republic of Indonesia, 4.75%, 1/08/2026 (n)	2,776,000	3,208,667
Republic of Indonesia, 4.75%, 1/08/2026	24,470,000	28,283,894
Republic of Indonesia, 4.35%, 1/08/2027 (n)	13,317,000	15,276,463
Republic of Indonesia, 4.35%, 1/08/2027	15,107,000	17,329,844
Republic of Indonesia, 3.5%, 1/11/2028	36,081,000	39,614,961
Republic of Indonesia, 4.1%, 4/24/2028	16,911,000	19,336,574
Republic of Indonesia, 3.4%, 9/18/2029	25,639,000	28,210,420
Republic of Indonesia, 2.85%, 2/14/2030	8,397,000	8,852,801
Republic of Indonesia, 5.25%, 1/17/2042	9,124,000	11,961,339
Republic of Indonesia, 4.625%, 4/15/2043	33,856,000	41,555,549
Republic of Indonesia, 5.125%, 1/15/2045	12,139,000	15,904,285
Republic of Indonesia, 4.35%, 1/11/2048	3,013,000	3,613,561
Republic of Indonesia, 4.2%, 10/15/2050	3,348,000	4,000,925
Saka Energi Indonesia PT, 4.45%, 5/05/2024 (n)	8,740,000	8,263,684
Saka Energi Indonesia PT, 4.45%, 5/05/2024	200,000	189,100
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)	15,638,494	16,779,660
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033	1,589,064	1,705,021

		$546,095,137
Israel - 0.1%
Bank Leumi le-Israel B.M., 3.275%, 1/29/2031 (n)	$8,201,000	$8,116,940

Jamaica - 1.4%
Government of Jamaica, 6.75%, 4/28/2028	$2,057,000	$2,387,149
Government of Jamaica, 8%, 3/15/2039	36,062,000	47,439,561
Government of Jamaica, 7.875%, 7/28/2045	29,954,000	39,089,970

		$88,916,680

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Jordan - 0.4%
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030 (n)	$24,137,000	$24,131,952

Kazakhstan - 2.8%
Development Bank of Kazakhstan, 4.125%, 12/10/2022	$33,387,000	$35,113,108
JSC Kazkommertsbank, 5.5%, 12/21/2022	22,302,564	22,201,534
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.375%, 4/24/2030 (n)	25,451,000	30,094,789
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048 (n)	4,923,000	6,572,205
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048	5,779,000	7,714,965
KazTransGas JSC (Republic of Kazakhstan), 4.375%, 9/26/2027	17,565,000	19,082,792
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)	2,322,000	2,481,405
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026	31,295,000	33,443,402
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)	24,184,000	24,522,866

		$181,227,066
Kenya - 0.9%
Republic of Kenya, 6.875%, 6/24/2024	$4,788,000	$4,857,522
Republic of Kenya, 7%, 5/22/2027 (n)	2,630,000	2,587,262
Republic of Kenya, 7%, 5/22/2027	13,812,000	13,587,555
Republic of Kenya, 7.25%, 2/28/2028	6,791,000	6,709,644
Republic of Kenya, 8%, 5/22/2032 (n)	10,637,000	10,487,401
Republic of Kenya, 8%, 5/22/2032	16,846,000	16,609,078

		$54,838,462
Kuwait - 0.4%
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026	$19,764,000	$21,209,223
MEGlobal Canada ULC (State of Kuwait), 5.875%, 5/18/2030 (n)	5,913,000	6,979,539

		$28,188,762
Macau - 0.3%
Industrial & Commercial Bank of China Macau, 2.875% to 9/12/2024, FLR (CMT - 5yr. + 1.65%) to 9/12/2029	$16,200,000	$16,644,042

Malaysia - 0.7%
GOHL Capital Ltd., 4.25%, 1/24/2027	$11,005,000	$11,201,589
PETRONAS Capital Ltd. (Federation of Malaysia), 3.5%, 4/21/2030 (n)	19,548,000	22,187,141

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Malaysia - continued
PETRONAS Capital Ltd. (Federation of Malaysia), 4.55%, 4/21/2050 (n)	$7,529,000	$10,310,555

		$43,699,285
Mexico - 6.7%
Banco Santander Mexico, S.A., 5.375%, 4/17/2025 (n)	$13,001,000	$14,412,259
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027 (n)	12,977,000	13,834,909
Coca-Cola Femsa S.A.B. de C.V., 2.75%, 1/22/2030	11,608,000	12,605,217
Fomento Economico Mexicano S.A.B. de C.V., 3.5%, 1/16/2050	5,656,000	6,338,271
Gruma S.A.B. de C.V., 4.875%, 12/01/2024	4,977,000	5,524,520
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024 (n)	5,373,000	5,426,784
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024	1,921,000	1,940,229
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)	9,963,000	9,350,276
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027	8,349,000	7,835,537
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048 (n)	12,497,000	12,215,817
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048	500,000	488,750
Petroleos Mexicanos, 4.5%, 1/23/2026	7,578,000	6,941,448
Petroleos Mexicanos, 6.875%, 8/04/2026	9,200,000	9,156,852
Petroleos Mexicanos, 6.49%, 1/23/2027 (n)	8,823,000	8,425,965
Petroleos Mexicanos, 6.49%, 1/23/2027	24,868,000	23,748,940
Petroleos Mexicanos, 6.5%, 3/13/2027	18,563,000	17,681,257
Petroleos Mexicanos, 5.35%, 2/12/2028	25,102,000	22,027,005
Petroleos Mexicanos, 6.84%, 1/23/2030 (n)	27,785,000	25,840,050
Petroleos Mexicanos, 6.84%, 1/23/2030	17,708,000	16,468,440
Petroleos Mexicanos, 5.95%, 1/28/2031 (n)	4,768,000	4,100,480
Petroleos Mexicanos, 5.95%, 1/28/2031	8,108,000	6,972,880
Petroleos Mexicanos, 6.5%, 6/02/2041	17,703,000	14,224,360
Petroleos Mexicanos, 6.75%, 9/21/2047	31,865,000	25,890,312
Petroleos Mexicanos, 7.69%, 1/23/2050 (n)	5,036,000	4,428,155
Petroleos Mexicanos, 7.69%, 1/23/2050	9,260,000	8,142,318
Petroleos Mexicanos, 6.95%, 1/28/2060 (n)	7,400,000	6,114,250
United Mexican States, 4.125%, 1/21/2026	6,776,000	7,453,600
United Mexican States, 4.15%, 3/28/2027	8,827,000	9,705,287
United Mexican States, 3.75%, 1/11/2028	8,586,000	9,210,975
United Mexican States, 4.5%, 4/22/2029	16,241,000	18,222,402
United Mexican States, 3.25%, 4/16/2030	37,343,000	38,220,560
United Mexican States, 4.75%, 4/27/2032	34,534,000	39,575,964
United Mexican States, 5%, 4/27/2051	16,527,000	19,336,590

		$431,860,659

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Morocco - 0.4%
Kingdom of Morocco, 4.25%, 12/11/2022	$7,411,000	$7,779,030
Kingdom of Morocco, 5.5%, 12/11/2042	5,428,000	6,842,537
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044	8,003,000	9,940,526
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044 (n)	2,259,000	2,805,904

		$27,367,997
Nigeria - 0.7%
Afren PLC, 10.25%, 4/08/2019 (a)(d)	$390,335	$3,404
Afren PLC, 10.25%, 4/08/2019 (a)(d)(z)	7,872,069	68,645
Afren PLC, 6.625%, 12/09/2020 (a)(d)(z)	3,765,751	1,506
Federal Republic of Nigeria, 7.875%, 2/16/2032	25,171,000	24,264,844
Federal Republic of Nigeria, 7.696%, 2/23/2038 (n)	7,083,000	6,595,902
Federal Republic of Nigeria, 7.696%, 2/23/2038	13,414,000	12,491,519

		$43,425,820
Pakistan - 0.1%
Islamic Republic of Pakistan, 6.875%, 12/05/2027	$6,104,000	$5,991,686

Panama - 2.4%
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 5.625%, 5/18/2036	$3,782,000	$4,141,328
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048 (n)	23,142,245	25,593,241
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048	7,665,962	8,477,864
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)	12,229,000	14,231,499
Autoridad del Canal de Panama, 4.95%, 7/29/2035	3,874,000	4,508,367
Cable Onda S.A., 4.5%, 1/30/2030 (n)	12,908,000	13,551,722
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049 (n)	20,189,000	23,681,697
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049	2,100,000	2,463,300
Panama Canal Railway Co., 7%, 11/01/2026	3,550,518	3,603,776
Panama Canal Railway Co., 7%, 11/01/2026 (n)	704,670	715,240
Republic of Panama, 3.75%, 4/17/2026	17,730,000	18,760,113
Republic of Panama, 3.16%, 1/23/2030	5,677,000	6,358,240
Republic of Panama, 4.5%, 4/01/2056	21,537,000	29,074,950

		$155,161,337
Paraguay - 1.6%
Republic of Paraguay, 5%, 4/15/2026	$11,178,000	$12,854,700
Republic of Paraguay, 4.95%, 4/28/2031 (n)	20,366,000	23,726,390

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Paraguay - continued
Republic of Paraguay, 6.1%, 8/11/2044	$11,959,000	$16,114,753
Republic of Paraguay, 5.6%, 3/13/2048 (n)	10,688,000	13,760,800
Republic of Paraguay, 5.6%, 3/13/2048	13,085,000	16,846,937
Republic of Paraguay, 5.4%, 3/30/2050 (n)	9,043,000	11,529,825
Republic of Paraguay, 5.4%, 3/30/2050	900,000	1,147,500
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)	4,583,000	4,849,776

		$100,830,681
Peru - 3.8%
Banco de Credito del Peru, 3.125% to 7/1/2025, FLR (CMT - 5yr. + 3%) to 7/01/2030 (n)	$18,263,000	$18,116,896
Camposol S.A., 6%, 2/03/2027 (n)	13,672,000	13,480,592
Camposol S.A., 6%, 2/03/2027	1,200,000	1,183,200
Consorcio Transmantaro S.A. (Republic of Peru), 4.7%, 4/16/2034 (n)	9,227,000	10,657,185
Consorcio Transmantaro S.A. (Republic of Peru), 4.7%, 4/16/2034	3,416,000	3,945,480
Corporacion Financiera de Desarrollo S.A. (Republic of Peru), 4.75%, 7/15/2025	822,000	908,310
Corporacion Financiera de Desarrollo S.A. (Republic of Peru), 4.75%, 2/08/2022	7,955,000	8,263,336
Corporacion Lindley S.A., 6.75%, 11/23/2021	2,163,000	2,238,705
Corporacion Lindley S.A., 6.75%, 11/23/2021 (n)	1,338,750	1,385,606
El Fondo Mivivienda S.A., 3.5%, 1/31/2023	4,192,000	4,323,042
Gas Natural de Lima y Callao S.A., 4.375%, 4/01/2023	13,210,000	13,887,013
Hunt Oil Co. of Peru LLC, 6.375%, 6/01/2028	15,938,000	15,706,899
IIRSA Norte Finance Ltd. (Republic of Peru), 8.75%, 5/30/2024	1,138,630	1,232,566
IIRSA Norte Finance Ltd. (Republic of Peru), 8.75%, 5/30/2024 (n)	69,315	75,033
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)	18,651,000	18,992,313
InterCorp Peru Ltd., 3.875%, 8/15/2029 (n)	13,196,000	13,070,638
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034 (n)	1,750,446	2,138,170
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034	8,829,401	10,785,113
Lima Metro Line 2 Finance Ltd., 4.35%, 4/05/2036 (n)	16,047,000	17,715,888
Peru LNG, 5.375%, 3/22/2030 (n)	15,323,000	11,817,864
Peru LNG, 5.375%, 3/22/2030	11,329,000	8,737,491
Petroleos del Peru S.A., 4.75%, 6/19/2032 (n)	11,956,000	13,868,960
Petroleos del Peru S.A., 4.75%, 6/19/2032	12,934,000	15,003,440
Petroleos del Peru S.A., 5.625%, 6/19/2047 (n)	1,588,000	2,004,850
Petroleos del Peru S.A., 5.625%, 6/19/2047	11,455,000	14,461,938
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)	15,292,000	15,428,099
San Miguel Industrias PET S.A., 4.5%, 9/18/2022	2,100,000	2,118,690

		$241,547,317

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Philippines - 0.2%
Republic of Philippines, 5.5%, 3/30/2026		$10,091,000	$12,480,952

Qatar - 4.2%
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		$1,900,000	$1,994,722
State of Qatar, 3.4%, 4/16/2025 (n)		7,147,000	7,882,140
State of Qatar, 4.5%, 4/23/2028		12,915,000	15,605,195
State of Qatar, 4%, 3/14/2029 (n)		30,979,000	36,697,723
State of Qatar, 4%, 3/14/2029		10,240,000	12,130,304
State of Qatar, 3.75%, 4/16/2030 (n)		21,789,000	25,604,690
State of Qatar, 3.75%, 4/16/2030		19,280,000	22,656,314
State of Qatar, 5.103%, 4/23/2048 (n)		23,583,000	34,622,674
State of Qatar, 5.103%, 4/23/2048		22,959,000	33,706,567
State of Qatar, 4.817%, 3/14/2049 (n)		24,100,000	34,404,967
State of Qatar, 4.817%, 3/14/2049		10,900,000	15,560,753
State of Qatar, 4.4%, 4/16/2050 (n)		18,909,000	25,668,968

			$266,535,017
Romania - 0.9%
Republic of Romania, 3.624%, 5/26/2030 (n)	EUR	10,133,000	$13,195,488
Republic of Romania, 3%, 2/14/2031 (n)		$16,284,000	16,568,970
Republic of Romania, 2.124%, 7/16/2031 (n)	EUR	8,082,000	9,287,904
Republic of Romania, 2%, 1/28/2032		500,000	561,735
Republic of Romania, 2%, 1/28/2032 (n)		13,976,000	15,701,623

			$55,315,720
Russia - 4.9%
Gaz Capital S.A. (Russian Federation), 4.95%, 2/06/2028		$5,515,000	$6,205,632
Gazprom PJSC (Russian Federation), 3.25%, 2/25/2030 (n)		18,722,000	18,854,215
Russian Federation, 4.75%, 5/27/2026		9,800,000	11,309,690
Russian Federation, 4.25%, 6/23/2027		65,800,000	74,155,284
Russian Federation, 4.25%, 6/23/2027 (n)		13,400,000	15,101,532
Russian Federation, 4.375%, 3/21/2029 (n)		27,000,000	30,948,750
Russian Federation, 4.375%, 3/21/2029		44,600,000	51,122,750
Russian Federation, 8.5%, 9/17/2031	RUB	355,242,000	5,791,038
Russian Federation, 7.25%, 5/10/2034		387,504,000	5,788,595
Russian Federation, 5.1%, 3/28/2035		$17,200,000	21,488,992
Russian Federation, 5.1%, 3/28/2035 (n)		36,200,000	45,226,832
Sovcombank PJSC (SovCom Capital DAC), 8%, 4/07/2030 (n)		9,958,000	9,984,887
Sovcombank PJSC (SovCom Capital DAC), 8%, 4/07/2030		5,251,000	5,265,178
VEON Holdings B.V., 4%, 4/09/2025 (n)		10,945,000	11,330,811

			$312,574,186
Rwanda - 0.2%
Republic of Rwanda, 6.625%, 5/02/2023		$12,794,000	$12,924,499

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Saudi Arabia - 1.8%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/2023		$13,944,000	$13,276,361
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027		8,289,000	6,611,804
Kingdom of Saudi Arabia, 4.625%, 10/04/2047		16,465,000	21,200,334
Kingdom of Saudi Arabia, 5.25%, 1/16/2050 (n)		18,700,000	26,510,990
Saudi Arabian Oil Co., 3.5%, 4/16/2029		9,381,000	10,479,909
Saudi Arabian Oil Co., 4.25%, 4/16/2039 (n)		18,943,000	22,762,280
Saudi Aramco (Kingdom of Saudi Arabia), 4.5%, 4/17/2030		10,020,000	12,149,250

			$112,990,928
Senegal - 0.3%
Republic of Senegal, 6.25%, 5/23/2033		$13,602,000	$13,485,703
Republic of Senegal, 6.75%, 3/13/2048		5,896,000	5,601,436

			$19,087,139
Serbia - 0.7%
Republic of Serbia, 3.125%, 5/15/2027 (n)	EUR	17,096,000	$21,422,058
Republic of Serbia, 1.5%, 6/26/2029 (n)		11,967,000	13,462,191
Republic of Serbia, 1.5%, 6/26/2029		10,994,000	12,367,622

			$47,251,871
Singapore - 0.3%
Puma International Financing S.A., 5%, 1/24/2026		$7,856,000	$6,933,435
Puma International Financing S.A., 5%, 1/24/2026 (n)		13,460,000	11,879,333

			$18,812,768
South Africa - 1.4%
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		$16,778,000	$15,987,756
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)		18,482,000	18,602,133
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028		1,800,000	1,811,700
Eskom Holdings SOC Ltd. (Republic of South Africa), 8.45%, 8/10/2028		3,471,000	3,372,077
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022 (a)(d)(n)		6,473,000	2,374,296
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022 (a)(d)		4,756,000	1,744,501
Republic of South Africa, 4.85%, 9/27/2027		4,804,000	4,760,245
Republic of South Africa, 4.3%, 10/12/2028		6,780,000	6,369,132
Republic of South Africa, 4.85%, 9/30/2029		21,763,000	20,878,203
Republic of South Africa, 5.75%, 9/30/2049		18,285,000	16,241,103

			$92,141,146

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Sri Lanka - 0.5%
Republic of Sri Lanka, 6.25%, 10/04/2020 (n)	$1,977,000	$1,917,690
Republic of Sri Lanka, 6.25%, 10/04/2020	1,919,000	1,861,430
Republic of Sri Lanka, 5.75%, 1/18/2022	3,500,000	3,030,963
Republic of Sri Lanka, 5.875%, 7/25/2022	1,361,000	1,150,084
Republic of Sri Lanka, 6.85%, 3/14/2024 (n)	3,168,000	2,502,758
Republic of Sri Lanka, 7.85%, 3/14/2029 (n)	3,554,000	2,665,500
Republic of Sri Lanka, 7.85%, 3/14/2029	7,102,000	5,326,500
Republic of Sri Lanka, 7.55%, 3/28/2030 (n)	4,461,000	3,278,839
Republic of Sri Lanka, 7.55%, 3/28/2030	12,942,000	9,512,381

		$31,246,145
Supranational - 0.3%
West African Development Bank, 4.7%, 10/22/2031	$1,300,000	$1,319,500
West African Development Bank, 4.7%, 10/22/2031 (n)	15,744,000	15,980,160

		$17,299,660
Thailand - 1.0%
Bangkok Bank (Hong Kong), 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034 (n)	$11,570,000	$11,592,476
PTT Treasury Center Co. Ltd. (Kingdom of Thailand), 3.7%, 7/16/2070 (n)	21,182,000	23,523,390
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048	677,000	867,818
Thaioil Treasury Center Co. Ltd., 3.75%, 6/18/2050 (n)	25,131,000	26,038,434

		$62,022,118
Trinidad & Tobago - 0.3%
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	$9,079,000	$8,602,352
Consolidated Energy Finance S.A., 6.875%, 6/15/2025	4,156,000	3,937,810
Consolidated Energy Finance S.A., 6.5%, 5/15/2026 (n)	4,370,000	3,949,388

		$16,489,550
Turkey - 3.6%
Export Credit Bank of Turkey, 5%, 9/23/2021	$11,385,000	$11,292,781
Export Credit Bank of Turkey, 5.375%, 10/24/2023	13,143,000	12,418,821
Export Credit Bank of Turkey, 6.125%, 5/03/2024	7,163,000	6,813,732
Republic of Turkey, 6.25%, 9/26/2022	6,694,000	6,642,858
Republic of Turkey, 7.25%, 12/23/2023	12,892,000	12,952,334
Republic of Turkey, 5.75%, 3/22/2024	5,844,000	5,593,643
Republic of Turkey, 6.35%, 8/10/2024	13,424,000	13,100,965
Republic of Turkey, 5.6%, 11/14/2024	28,848,000	27,447,430
Republic of Turkey, 4.25%, 3/13/2025	26,449,000	23,806,745
Republic of Turkey, 4.25%, 4/14/2026	20,501,000	17,883,022
Republic of Turkey, 4.875%, 10/09/2026	24,609,000	21,888,229
Republic of Turkey, 6%, 3/25/2027	26,552,000	24,945,604
Republic of Turkey, 5.125%, 2/17/2028	28,139,000	24,855,179

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Turkey - continued
Republic of Turkey, 6.125%, 10/24/2028	$6,589,000	$6,133,094
Republic of Turkey, 5.25%, 3/13/2030	19,855,000	17,077,405

		$232,851,842
Ukraine - 3.6%
Biz Finance PLC (Ukraine), 9.625%, 4/27/2022	$1,678,333	$1,719,486
Biz Finance PLC (Ukraine), 9.75%, 1/22/2025	10,882,000	11,175,814
Government of Ukraine, 7.75%, 9/01/2023	8,207,000	8,513,942
Government of Ukraine, 7.75%, 9/01/2024	5,980,000	6,182,124
Government of Ukraine, 7.75%, 9/01/2025	22,521,000	23,225,457
Government of Ukraine, 7.75%, 9/01/2026	13,004,000	13,297,370
Government of Ukraine, 7.75%, 9/01/2027	24,819,000	25,346,404
Government of Ukraine, 7.375%, 9/25/2032	19,754,000	19,379,069
Government of Ukraine, 7.253%, 3/15/2033 (n)	19,012,000	18,513,068
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040	50,893,000	44,633,161
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (n)	20,918,000	20,132,099
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026	3,585,000	3,450,310
Oschadbank (State Savings Bank of Ukraine), 9.375%, 3/10/2023	4,200,000	4,289,250
PJSC State Savings Bank of Ukraine, 9.625%, 3/20/2025	15,713,500	15,945,274
Ukrainian Railways Co., 8.25%, 7/09/2024	12,341,000	12,094,180

		$227,897,008
United Arab Emirates - 3.5%
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047 (n)	$13,558,000	$16,959,702
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047	25,136,000	31,442,622
Emirate of Abu Dhabi, 3.125%, 10/11/2027 (n)	8,226,000	9,203,989
Emirate of Abu Dhabi, 2.5%, 9/30/2029 (n)	38,002,000	41,022,171
Emirate of Abu Dhabi, 3.125%, 9/30/2049 (n)	16,592,000	18,576,403
Emirate of Abu Dhabi, 3.875%, 4/16/2050 (n)	18,323,000	23,201,316
Emirates Sembcorp Water & Power Co. (United Arab Emirates), 4.45%, 8/01/2035 (n)	11,649,000	13,093,476
Emirates Sembcorp Water & Power Co. (United Arab Emirates), 4.45%, 8/01/2035	300,000	337,200
Finance Department Government of Sharjah, 4%, 7/28/2050 (n)	10,545,000	11,079,210
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026 (n)	12,220,000	11,853,400
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026	3,626,000	3,517,220
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024 (n)	20,982,000	22,031,100

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
United Arab Emirates - continued
MDGH - GMTN B.V. (United Arab Emirates), 2.875%, 11/07/2029 (n)		$21,742,000	$23,610,290

			$225,928,099
United States - 1.3%
JBS Investments II GmbH, 5.75%, 1/15/2028 (n)		$6,913,000	$7,340,223
JBS Investments II GmbH, 5.75%, 1/15/2028		7,490,000	7,952,882
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)		8,361,000	9,468,833
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)		12,777,000	18,548,610
U.S. Treasury Bonds, 2.5%, 2/15/2046		33,036,600	42,737,230

			$86,047,778
Uruguay - 1.8%
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	412,836,000	$9,506,541
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$35,940,000	43,981,575
Oriental Republic of Uruguay, 3.875%, 7/02/2040	UYU	286,187,000	7,363,955
Oriental Republic of Uruguay, 5.1%, 6/18/2050		$5,382,000	7,528,073
Oriental Republic of Uruguay, 4.975%, 4/20/2055		33,766,000	46,892,533

			$115,272,677
Uzbekistan - 0.3%
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024		$16,803,000	$17,265,083

Venezuela - 0.2%
Republic of Venezuela, 9%, 5/07/2023 (a)(d)		$10,104,000	$692,124
Republic of Venezuela, 8.25%, 10/13/2024 (a)(d)		17,593,000	1,205,120
Republic of Venezuela, 7.65%, 4/21/2025 (a)(d)		33,488,000	2,293,928
Republic of Venezuela, 9.25%, 9/15/2027 (a)(d)		8,435,000	577,798
Republic of Venezuela, 7%, 3/31/2038 (a)(d)		68,785,500	4,711,807

			$9,480,777
Vietnam - 0.9%
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)		$20,593,000	$20,657,483
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029		300,000	300,940
Socialist Republic of Vietnam, 4.8%, 11/19/2024		35,607,000	39,347,226

			$60,305,649

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Zambia - 0.2%
First Quantum Minerals Ltd., 7.25%, 4/01/2023	$6,871,000	$6,901,576
First Quantum Minerals Ltd., 7.5%, 4/01/2025	7,609,000	7,685,090

		$14,586,666
Total Bonds (Identified Cost, $5,751,423,603)		$6,007,216,857

Common Stocks - 0.1%
Canada - 0.0%
Frontera Energy Corp.	254,348	$533,978
Mexico - 0.1%
ICA Tenedora, S.A. de C.V. (a)	2,525,968	$4,757,090
Total Common Stocks (Identified Cost, $22,509,214)		$5,291,068

Investment Companies (h) - 5.2%
Money Market Funds - 5.2%
MFS Institutional Money Market Portfolio, 0.15% (v) (Identified Cost, $333,341,581)	333,353,472	$333,386,807

Other Assets, Less Liabilities - 0.9%		57,974,381
Net Assets - 100.0%		$6,403,869,113

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $333,386,807 and $6,012,507,925, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,429,023,790, representing 37.9% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Portfolio of Investments – continued

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 10.25%, 4/08/2019	3/1/12-8/22/12	$7,835,292	$68,645
Afren PLC, 6.625%, 12/09/2020	11/26/13	3,759,877	1,506
Petroamazonas (Republic of Ecuador), 4.625%, 12/06/2021	12/4/17	2,444,844	1,954,808
Stoneway Capital Corp., 10%, 3/01/2027	2/10/17-10/1/18	13,011,779	4,232,024
Total Restricted Securities			$6,256,983
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
KRW	South Korean Won
MXN	Mexican Peso
RUB	Russian Ruble
UYU	Uruguayan Peso
ZAR	South African Rand

Derivative Contracts at 7/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
COP	21,699,914,000	USD	5,766,269	JPMorgan Chase Bank N.A.	11/04/2020	$8,055
CZK	107,223,000	USD	4,563,349	Citibank N.A.	10/16/2020	251,003
CZK	117,750,000	USD	5,070,542	Goldman Sachs International	10/16/2020	216,476
CZK	435,247,000	USD	19,010,363	JPMorgan Chase Bank N.A.	10/16/2020	532,387
CZK	352,324,000	USD	15,235,692	Merrill Lynch International	10/16/2020	583,784
EUR	11,757,000	USD	13,770,808	Goldman Sachs International	10/16/2020	99,758
EUR	2,930,000	USD	3,446,068	HSBC Bank	10/16/2020	10,660
EUR	10,751,000	USD	12,302,448	Merrill Lynch International	10/16/2020	381,269
KRW	7,420,383,000	USD	6,094,270	Barclays Bank PLC	9/04/2020	134,280
KRW	18,954,128,000	USD	15,666,975	JPMorgan Chase Bank N.A.	9/04/2020	242,815

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
KRW	3,658,249,000	USD	3,058,737	JPMorgan Chase Bank N.A.	9/14/2020	$12,147
MXN	217,379,000	USD	9,640,191	BNP Paribas S.A.	10/16/2020	37,866
MXN	135,854,000	USD	5,888,931	Goldman Sachs International	10/23/2020	154,451
USD	12,329,083	RUB	882,404,839	JPMorgan Chase Bank N.A.	8/07/2020	443,903

						$3,108,854

Liability Derivatives
COP	11,740,701,000	USD	3,209,596	Citibank N.A.	8/05/2020	$(64,699)
COP	12,879,922,000	USD	3,526,330	Citibank N.A.	9/24/2020	(89,184)
COP	9,959,213,000	USD	2,765,680	JPMorgan Chase Bank N.A.	8/05/2020	(97,977)
KRW	3,674,001,000	USD	3,089,343	Goldman Sachs International	9/14/2020	(5,237)
MXN	135,877,000	USD	6,117,825	Goldman Sachs International	10/16/2020	(68,366)
ZAR	281,651,000	USD	16,650,273	HSBC Bank	10/16/2020	(301,292)
USD	5,803,668	COP	21,699,914,000	JPMorgan Chase Bank N.A.	8/05/2020	(8,932)
USD	463,961	EUR	399,399	Citibank N.A.	10/16/2020	(7,238)
USD	508,249	EUR	438,184	Credit Suisse Group	10/16/2020	(8,708)
USD	8,750,362	EUR	7,546,010	Goldman Sachs International	10/16/2020	(152,201)
USD	104,277,014	EUR	91,996,981	JPMorgan Chase Bank N.A.	10/16/2020	(4,258,345)
USD	1,552,458	EUR	1,333,666	Merrill Lynch International	10/16/2020	(20,963)
USD	9,730,279	EUR	8,426,949	Morgan Stanley Capital
				Services, Inc.	10/16/2020	(211,590)
USD	439,466	EUR	385,333	UBS AG	10/16/2020	(15,139)
USD	12,066,185	KRW	14,631,674,000	JPMorgan Chase Bank N.A.	9/04/2020	(215,406)

						$(5,525,277)

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Bond	Long	USD	262	$47,757,687	September - 2020	$1,206,989
U.S. Treasury Note 5 yr	Long	USD	450	56,756,250	September - 2020	339,427
U.S. Treasury Ultra Bond	Long	USD	195	44,399,063	September - 2020	2,003,445

						$3,549,861

Liability Derivatives

Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	57	$9,080,445	September - 2020	$(81,379)
Euro-Bund 10 yr	Short	EUR	621	129,857,185	September - 2020	(2,960,823)
Euro-OAT 10 yr	Short	EUR	63	12,523,088	September - 2020	(322,225)

						$(3,364,427)

Uncleared Swap Agreements

Maturity Date	Notional Amount		Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives

Credit Default Swaps
12/20/24	USD	20,027,000	Barclays Bank PLC	(1)	1.00%/Quarterly	$(144,345)	$(575,648)	$(719,993)

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by Republic of Korea, 2.75%, 1/19/2027.

At July 31, 2020, the fund had cash collateral of $4,935,001 and other liquid securities with an aggregate value of $6,702,591 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $5,773,932,817)	$6,012,507,925
Investments in affiliated issuers, at value (identified cost, $333,341,581)	333,386,807
Cash	2,365,592
Foreign currency, at value (identified cost, $912,040)	920,613
Restricted cash for
Uncleared derivatives	4,935,001
Receivables for
Forward foreign currency exchange contracts	3,108,854
Net daily variation margin on open futures contracts	166,647
Investments sold	21,203,974
Fund shares sold	11,117,291
Interest	69,425,584
Other assets	5,989
Total assets	$6,459,144,277

Liabilities
Payables for
Distributions	$1,683,182
Forward foreign currency exchange contracts	5,525,277
Investments purchased	29,360,075
Fund shares reacquired	5,583,428
Uncleared swaps, at value (net of unamortized premiums received, $575,648)	719,993
Payable to affiliates
Investment adviser	232,242
Administrative services fee	3,188
Shareholder servicing costs	1,605,022
Distribution and service fees	9,847
Payable for independent Trustees’ compensation	10
Deferred country tax expense payable	9,860,966
Accrued expenses and other liabilities	691,934
Total liabilities	$55,275,164
Net assets	$6,403,869,113

Net assets consist of
Paid-in capital	$6,622,159,402
Total distributable earnings (loss)	(218,290,289)
Net assets	$6,403,869,113
Shares of beneficial interest outstanding	434,337,292

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$377,702,500	25,641,037	$14.73
Class B	8,087,927	548,329	14.75
Class C	62,772,339	4,262,206	14.73
Class I	4,345,513,038	294,896,473	14.74
Class R1	582,168	39,281	14.82
Class R2	15,944,193	1,076,277	14.81
Class R3	23,775,272	1,611,694	14.75
Class R4	39,790,896	2,696,765	14.76
Class R6	1,529,700,780	103,565,230	14.77

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.38 [100 / 95.75 x $14.73]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$282,605,994
Dividends from affiliated issuers	4,503,814
Dividends	1,839,026
Other	371,057
Foreign taxes withheld	(32,804)
Total investment income	$289,287,087
Expenses
Management fee	$40,184,574
Distribution and service fees	2,081,354
Shareholder servicing costs	5,127,940
Administrative services fee	574,407
Independent Trustees’ compensation	86,539
Custodian fee	519,116
Shareholder communications	834,979
Audit and tax fees	80,580
Legal fees	50,705
Miscellaneous	433,113
Total expenses	$49,973,307
Reduction of expenses by investment adviser and distributor	(656,456)
Net expenses	$49,316,851
Net investment income (loss)	$239,970,236

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,836,442 country tax)	$(67,125,549)
Affiliated issuers	72,635
Futures contracts	20,713,221
Swap agreements	(151,092)
Forward foreign currency exchange contracts	(7,255,694)
Foreign currency	(334,178)
Net realized gain (loss)	$(54,080,657)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $333,239 decrease in deferred country tax)	$47,176,351
Affiliated issuers	13,850
Futures contracts	(312,882)
Swap agreements	(59,926)
Forward foreign currency exchange contracts	(3,407,898)
Translation of assets and liabilities in foreign currencies	120,488
Net unrealized gain (loss)	$43,529,983
Net realized and unrealized gain (loss)	$(10,550,674)
Change in net assets from operations	$229,419,562

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	7/31/20	7/31/19
Change in net assets

From operations
Net investment income (loss)	$239,970,236	$268,861,707
Net realized gain (loss)	(54,080,657)	(106,005,702)
Net unrealized gain (loss)	43,529,983	356,469,132
Change in net assets from operations	$229,419,562	$519,325,137
Total distributions to shareholders	$(264,512,100)	$(272,782,471)
Change in net assets from fund share transactions	$590,717,974	$(428,492,654)
Total change in net assets	$555,625,436	$(181,949,988)

Net assets
At beginning of period	5,848,243,677	6,030,193,665
At end of period	$6,403,869,113	$5,848,243,677

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17		7/31/16
Net asset value, beginning of period	$14.68	$13.99	$14.81	$14.87		$14.39

Income (loss) from investment operations
Net investment income (loss) (d)	$0.56	$0.64	$0.61	$0.63	(c)	$0.64
Net realized and unrealized gain (loss)	0.10	0.70	(0.79)	(0.04	)(g)	0.48
Total from investment operations	$0.66	$1.34	$(0.18)	$0.59		$1.12

Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.65)	$(0.64)	$(0.65)		$(0.64)
Net asset value, end of period (x)	$14.73	$14.68	$13.99	$14.81		$14.87
Total return (%) (r)(s)(t)(x)	4.69	9.83	(1.32)	4.03	(c)	8.07

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.07	1.07	1.09	(c)	1.12
Expenses after expense reductions (f)	1.06	1.04	1.05	1.06	(c)	1.09
Net investment income (loss)	3.84	4.51	4.12	4.23	(c)	4.51
Portfolio turnover	75	94	100	100		67
Net assets at end of period (000 omitted)	$377,703	$382,984	$330,096	$392,012		$572,397

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17		7/31/16
Net asset value, beginning of period	$14.71	$14.13	$14.97	$14.97		$14.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.53	$0.50	$0.52	(c)	$0.53
Net realized and unrealized gain (loss)	0.10	0.59	(0.81)	0.02	(g)	0.50
Total from investment operations	$0.55	$1.12	$(0.31)	$0.54		$1.03

Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.54)	$(0.53)	$(0.54)		$(0.53)
Net asset value, end of period (x)	$14.75	$14.71	$14.13	$14.97		$14.97
Total return (%) (r)(s)(t)(x)	3.83	8.16	(2.14)	3.67	(c)	7.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.82	1.82	1.84	(c)	1.87
Expenses after expense reductions (f)	1.82	1.81	1.81	1.83	(c)	1.85
Net investment income (loss)	3.12	3.76	3.36	3.47	(c)	3.75
Portfolio turnover	75	94	100	100		67
Net assets at end of period (000 omitted)	$8,088	$13,938	$19,703	$26,980		$32,216

Class C	Year ended

	7/31/20	7/31/19	7/31/18	7/31/17		7/31/16
Net asset value, beginning of period	$14.70	$14.10	$14.93	$14.94		$14.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.53	$0.50	$0.52	(c)	$0.53
Net realized and unrealized gain (loss)	0.08	0.61	(0.80)	0.01	(g)	0.49
Total from investment operations	$0.53	$1.14	$(0.30)	$0.53		$1.02

Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.54)	$(0.53)	$(0.54)		$(0.53)
Net asset value, end of period (x)	$14.73	$14.70	$14.10	$14.93		$14.94
Total return (%) (r)(s)(t)(x)	3.76	8.31	(2.08)	3.61	(c)	7.33

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.82	1.82	1.84	(c)	1.87
Expenses after expense reductions (f)	1.82	1.81	1.81	1.83	(c)	1.85
Net investment income (loss)	3.12	3.76	3.36	3.47	(c)	3.75
Portfolio turnover	75	94	100	100		67
Net assets at end of period (000 omitted)	$62,772	$113,863	$142,037	$185,167		$221,781

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	7/31/20		7/31/19	7/31/18	7/31/17		7/31/16
Net asset value, beginning of period	$14.82		$14.16	$14.97	$14.91		$14.39

Income (loss) from investment operations
Net investment income (loss) (d)	$0.59		$0.67	$0.64	$0.66	(c)	$0.67
Net realized and unrealized gain (loss)	(0.02	)(g)	0.67	(0.77)	0.08	(g)	0.52
Total from investment operations	$0.57		$1.34	$(0.13)	$0.74		$1.19

Less distributions declared to shareholders
From net investment income	$(0.65)		$(0.68)	$(0.68)	$(0.68)		$(0.67)
Net asset value, end of period (x)	$14.74		$14.82	$14.16	$14.97		$14.91
Total return (%) (r)(s)(t)(x)	4.02		9.80	(0.95)	5.13	(c)	8.62

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83		0.82	0.82	0.84	(c)	0.87
Expenses after expense reductions (f)	0.82		0.81	0.81	0.83	(c)	0.84
Net investment income (loss)	4.06		4.74	4.35	4.46	(c)	4.73
Portfolio turnover	75		94	100	100		67
Net assets at end of period (000 omitted)	$4,345,513		$3,879,907	$3,658,375	$4,348,855		$3,593,092

Class R1	Year ended

	7/31/20		7/31/19	7/31/18	7/31/17		7/31/16
Net asset value, beginning of period	$14.88		$14.22	$15.04	$15.02		$14.50

Income (loss) from investment operations
Net investment income (loss) (d)	$0.44		$0.53	$0.50	$0.52	(c)	$0.54
Net realized and unrealized gain (loss)	0.01	(g)	0.67	(0.78)	0.04	(g)	0.51
Total from investment operations	$0.45		$1.20	$(0.28)	$0.56		$1.05

Less distributions declared to shareholders
From net investment income	$(0.51)		$(0.54)	$(0.54)	$(0.54)		$(0.53)
Net asset value, end of period (x)	$14.82		$14.88	$14.22	$15.04		$15.02
Total return (%) (r)(s)(t)(x)	3.13		8.71	(1.98)	3.81	(c)	7.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84		1.82	1.82	1.84	(c)	1.87
Expenses after expense reductions (f)	1.82		1.81	1.81	1.83	(c)	1.84
Net investment income (loss)	3.07		3.75	3.36	3.47	(c)	3.76
Portfolio turnover	75		94	100	100		67
Net assets at end of period (000 omitted)	$582		$648	$617	$814		$949

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	7/31/20		7/31/19	7/31/18	7/31/17		7/31/16
Net asset value, beginning of period	$14.87		$14.22	$15.02	$15.01		$14.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.52		$0.60	$0.57	$0.59	(c)	$0.61
Net realized and unrealized gain (loss)	(0.00	)(g)(w)	0.66	(0.76)	0.03	(g)	0.51
Total from investment operations	$0.52		$1.26	$(0.19)	$0.62		$1.12

Less distributions declared to shareholders
From net investment income	$(0.58)		$(0.61)	$(0.61)	$(0.61)		$(0.60)
Net asset value, end of period (x)	$14.81		$14.87	$14.22	$15.02		$15.01
Total return (%) (r)(s)(t)(x)	3.65		9.17	(1.35)	4.26	(c)	8.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34		1.32	1.32	1.34	(c)	1.37
Expenses after expense reductions (f)	1.32		1.31	1.31	1.33	(c)	1.35
Net investment income (loss)	3.60		4.26	3.86	3.97	(c)	4.25
Portfolio turnover	75		94	100	100		67
Net assets at end of period (000 omitted)	$15,944		$18,952	$21,881	$23,567		$25,931

Class R3	Year ended

	7/31/20		7/31/19	7/31/18	7/31/17		7/31/16
Net asset value, beginning of period	$14.80		$14.16	$14.96	$14.95		$14.46

Income (loss) from investment operations
Net investment income (loss) (d)	$0.56		$0.64	$0.61	$0.63	(c)	$0.63
Net realized and unrealized gain (loss)	(0.00	)(g)(w)	0.65	(0.77)	0.03	(g)	0.50
Total from investment operations	$0.56		$1.29	$(0.16)	$0.66		$1.13

Less distributions declared to shareholders
From net investment income	$(0.61)		$(0.65)	$(0.64)	$(0.65)		$(0.64)
Net asset value, end of period (x)	$14.75		$14.80	$14.16	$14.96		$14.95
Total return (%) (r)(s)(t)(x)	3.97		9.39	(1.13)	4.52	(c)	8.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08		1.07	1.07	1.09	(c)	1.13
Expenses after expense reductions (f)	1.07		1.06	1.06	1.08	(c)	1.10
Net investment income (loss)	3.86		4.51	4.11	4.22	(c)	4.46
Portfolio turnover	75		94	100	100		67
Net assets at end of period (000 omitted)	$23,775		$32,190	$38,001	$42,893		$47,726

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	7/31/20		7/31/19	7/31/18	7/31/17		7/31/16
Net asset value, beginning of period	$14.84		$14.17	$14.97	$14.95		$14.43

Income (loss) from investment operations
Net investment income (loss) (d)	$0.60		$0.67	$0.64	$0.66	(c)	$0.68
Net realized and unrealized gain (loss)	(0.03	)(g)	0.68	(0.76)	0.04	(g)	0.51
Total from investment operations	$0.57		$1.35	$(0.12)	$0.70		$1.19

Less distributions declared to shareholders
From net investment income	$(0.65)		$(0.68)	$(0.68)	$(0.68)		$(0.67)
Net asset value, end of period (x)	$14.76		$14.84	$14.17	$14.97		$14.95
Total return (%) (r)(s)(t)(x)	4.02		9.88	(0.88)	4.85	(c)	8.61

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83		0.82	0.82	0.84	(c)	0.87
Expenses after expense reductions (f)	0.82		0.81	0.81	0.83	(c)	0.84
Net investment income (loss)	4.13		4.74	4.36	4.47	(c)	4.76
Portfolio turnover	75		94	100	100		67
Net assets at end of period (000 omitted)	$39,791		$75,510	$65,918	$74,239		$75,559

Class R6	Year ended

	7/31/20		7/31/19	7/31/18	7/31/17		7/31/16
Net asset value, beginning of period	$14.90		$14.22	$15.00	$14.97		$14.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.60		$0.68	$0.65	$0.68	(c)	$0.69
Net realized and unrealized gain (loss)	(0.07	)(g)	0.69	(0.74)	0.05	(g)	0.52
Total from investment operations	$0.53		$1.37	$(0.09)	$0.73		$1.21

Less distributions declared to shareholders
From net investment income	$(0.66)		$(0.69)	$(0.69)	$(0.70)		$(0.69)
Net asset value, end of period (x)	$14.77		$14.90	$14.22	$15.00		$14.97
Total return (%) (r)(s)(t)(x)	3.79		10.02	(0.65)	5.01	(c)	8.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73		0.73	0.73	0.76	(c)	0.77
Expenses after expense reductions (f)	0.72		0.72	0.72	0.74	(c)	0.74
Net investment income (loss)	4.17		4.85	4.42	4.56	(c)	4.87
Portfolio turnover	75		94	100	100		67
Net assets at end of period (000 omitted)	$1,529,701		$1,330,252	$1,753,566	$875,984		$792,606

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Debt Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Notes to Financial Statements – continued

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that increased the beginning of period cost of investments and decreased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day

Notes to Financial Statements – continued

for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of July 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Mexico	$—	$4,757,090	$—	$4,757,090
Canada	533,978	—	—	533,978
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	61,285,840	—	61,285,840
Non - U.S. Sovereign Debt	—	4,610,955,517	—	4,610,955,517
U.S. Corporate Bonds	—	24,761,938	—	24,761,938
Foreign Bonds	—	1,310,213,562	—	1,310,213,562
Mutual Funds	333,386,807	—	—	333,386,807
Total	$333,920,785	$6,011,973,947	$—	$6,345,894,732

Other Financial Instruments
Futures Contracts – Assets	$3,549,861	$—	$—	$3,549,861
Futures Contracts – Liabilities	(3,364,427)	—	—	(3,364,427)
Forward Foreign Currency Exchange Contracts – Assets	—	3,108,854	—	3,108,854
Forward Foreign Currency Exchange Contracts – Liabilities	—	(5,525,277)	—	(5,525,277)
Swap Agreements – Liabilities	—	(719,993)	—	(719,993)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement

Notes to Financial Statements – continued

purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$3,549,861	$(3,364,427)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	3,108,854	(5,525,277)
Credit	Credit Default Swaps	—	(719,993)
Total		$6,658,715	$(9,609,697)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$20,713,221	$—	$—	$(255,413)
Foreign Exchange	—	—	(7,255,694)	—
Credit	—	(151,092)	—	—
Total	$20,713,221	$(151,092)	$(7,255,694)	$(255,413)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended July 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(312,882)	$—	$—	$221,975
Foreign Exchange	—	—	(3,407,898)	—
Credit	—	(59,926)	—	—
Total	$(312,882)	$(59,926)	$(3,407,898)	$221,975

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral

Notes to Financial Statements – continued

support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or

Notes to Financial Statements – continued

received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in

Notes to Financial Statements – continued

an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At July 31, 2020, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 7/31/20	Year ended 7/31/19
Ordinary income (including any short-term capital gains)	$264,512,100	$272,782,471

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/20

Cost of investments	$6,195,600,702
Gross appreciation	360,295,216

Gross depreciation	(212,952,168)
Net unrealized appreciation (depreciation)	$147,343,048

Undistributed ordinary income	41,567,284
Capital loss carryforwards	(380,392,512)
Other temporary differences	(26,808,109)

Notes to Financial Statements – continued

As of July 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(200,800,471)
Long-Term	(179,592,041)
Total	$(380,392,512)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 7/31/20	Year ended 7/31/19
Class A	$15,597,656	$16,055,323
Class B	390,332	620,327
Class C	3,119,754	4,734,340
Class I	177,364,200	173,012,759
Class R1	22,432	23,300
Class R2	694,905	847,152
Class R3	1,159,939	1,549,513
Class R4	2,757,836	3,225,441
Class R6	63,405,046	72,714,316
Total	$264,512,100	$272,782,471

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $7.5 billion	0.65%
In excess of $7.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended July 31, 2020, this management fee reduction amounted to $619,777, which is included in the reduction of total expenses in the

Notes to Financial Statements – continued

Statement of Operations. The management fee incurred for the year ended July 31, 2020 was equivalent to an annual effective rate of 0.67% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $8,497 for the year ended July 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$918,166
Class B	0.75%	0.25%	1.00%	1.00%	111,335
Class C	0.75%	0.25%	1.00%	1.00%	890,173
Class R1	0.75%	0.25%	1.00%	1.00%	6,420
Class R2	0.25%	0.25%	0.50%	0.50%	86,992
Class R3	—	0.25%	0.25%	0.25%	68,268
Total Distribution and Service Fees					$2,081,354

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended July 31, 2020, this rebate amounted to $36,407, $131, and $141 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2020, were as follows:

Amount
Class A	$722
Class B	6,104
Class C	3,192

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2020, the fee was $143,900, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,984,040.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2020 was equivalent to an annual effective rate of 0.0097% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended July 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $18,600,080 and $5,948,635, respectively. The sales transactions resulted in net realized gains (losses) of $94,205.

(4) Portfolio Securities

For the year ended July 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$74,754,138	$66,630,098
Non-U.S. Government securities	4,668,157,835	4,070,070,807

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/20		Year ended 7/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	9,778,015	$142,717,237	8,418,950	$118,855,399
Class B	4,688	67,962	36,424	513,671
Class C	448,516	6,597,082	501,859	7,109,652
Class I	109,251,779	1,562,763,401	94,826,562	1,341,166,282
Class R1	35,561	525,196	7,196	101,705
Class R2	207,052	3,001,471	194,936	2,763,755
Class R3	367,475	5,279,604	357,178	5,058,433
Class R4	1,074,357	15,501,567	1,254,094	17,799,660
Class R6	29,252,389	424,445,428	54,616,545	767,018,104
	150,419,832	$2,160,898,948	160,213,744	$2,260,386,661

Shares issued to shareholders in reinvestment of distributions
Class A	840,008	$12,123,221	914,878	$12,951,469
Class B	23,509	341,225	37,401	530,150
Class C	184,139	2,670,531	289,919	4,110,362
Class I	11,823,357	170,037,938	11,299,002	159,581,414
Class R1	1,544	22,432	1,635	23,237
Class R2	47,935	694,440	59,612	846,138
Class R3	80,211	1,159,390	109,434	1,547,332
Class R4	186,875	2,707,166	227,498	3,224,995
Class R6	3,655,559	52,639,830	4,906,819	69,031,747
	16,843,137	$242,396,173	17,846,198	$251,846,844

Shares reacquired
Class A	(11,071,798)	$(160,313,946)	(6,840,636)	$(95,922,767)
Class B	(427,182)	(6,106,048)	(520,421)	(7,343,787)
Class C	(4,115,537)	(59,551,113)	(3,120,114)	(44,032,564)
Class I	(87,898,543)	(1,246,801,495)	(102,704,018)	(1,442,980,673)
Class R1	(41,364)	(609,876)	(8,686)	(121,503)
Class R2	(453,054)	(6,452,852)	(518,983)	(7,324,210)
Class R3	(1,011,157)	(14,335,373)	(975,922)	(13,769,269)
Class R4	(3,652,356)	(52,540,260)	(1,044,252)	(14,619,202)
Class R6	(18,648,734)	(265,866,184)	(93,521,771)	(1,314,612,184)
	(127,319,725)	$(1,812,577,147)	(209,254,803)	$(2,940,726,159)

Notes to Financial Statements – continued

	Year ended 7/31/20		Year ended 7/31/19

	Shares	Amount	Shares	Amount
Net change
Class A	(453,775)	$(5,473,488)	2,493,192	$35,884,101
Class B	(398,985)	(5,696,861)	(446,596)	(6,299,966)
Class C	(3,482,882)	(50,283,500)	(2,328,336)	(32,812,550)
Class I	33,176,593	485,999,844	3,421,546	57,767,023
Class R1	(4,259)	(62,248)	145	3,439
Class R2	(198,067)	(2,756,941)	(264,435)	(3,714,317)
Class R3	(563,471)	(7,896,379)	(509,310)	(7,163,504)
Class R4	(2,391,124)	(34,331,527)	437,340	6,405,453
Class R6	14,259,214	211,219,074	(33,998,407)	(478,562,333)
	39,943,244	$590,717,974	(31,194,861)	$(428,492,654)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 3%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2020, the fund’s commitment fee and interest expense were $28,910 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$414,208,174	$2,127,870,727	$2,208,778,579	$72,635	$13,850	$333,386,807

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$4,503,814	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Emerging Markets Debt Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

September 16, 2020

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Private investor; Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Neeraj Arora Ward Brown Matt Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Emerging Markets Debt Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $7.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of July 31, 2019 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended July 31, 2020 and 2019, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Emerging Markets Debt Fund	63,140	62,097

For the fiscal years ended July 31, 2020 and 2019, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund	0	0	11,104	10,927	2,550	2,634

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	1,785,703	1,587,927	0	0	104,750	104,750

	Aggregate Fees for Non-audit Services
	2020	2019
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	2,083,107	1,943,438

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Emerging Markets Debt Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR

CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

	(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	/S/ DAVID L.DILORENZO
David L. DiLorenzo, President

Date: September 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: September 16, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 16, 2020

*	Print name and title of each signing officer under his or her signature.